UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  January 29, 2010


                                  BEL FUSE INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   New Jersey
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-11676                                        22-1463699
-----------------------------------          -----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)



         206 Van Vorst Street, Jersey City, New Jersey        07302
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           (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


          [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          [ ]   Soliciting  material pursuant to  Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

          [ ]   Pre-commencement communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ]   Pre-commencement communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01   Completion of Acquisition or Disposition of Assets.

     On January 29, 2010, Bel Fuse Inc., a New Jersey corporation (the "Registrant"), completed its acquisition of all of the issued and outstanding capital stock (the "Stock") of Cinch Connectors, Inc. ("Cinch U.S.") and Cinch Connectors Limited ("Cinch U.K."). Pursuant to a stock purchase agreement, dated as of December 28, 2009, among the Registrant, Safran USA, Inc. ("Safran U.S.") and Safran UK Limited ("Safran U.K." and, together with Safran U.S., the "Sellers"), the Registrant acquired (i) the Stock of Cinch U.S. from Safran U.S. and (ii) the Stock of Cinch U.K. from Safran U.K., in exchange for an aggregate purchase price of approximately $37,500,000.00 in cash plus approximately $1,500,000.00 for the assumption of certain expenses. The cash portion of the purchase price was funded with cash on hand. The final purchase price remains subject to certain adjustments related to working capital. As part of the stock purchase agreement, the Registrant also indirectly acquired, through its acquisition of Cinch U.S., approximately 99.9% of the issued and outstanding capital stock of Cinch Connectors de Mexico, S.A. de C.V. ("Cinch MX" and, together with Cinch U.S. and Cinch U.K., the "Cinch Companies"), which such capital stock is owned by Cinch U.S. The other approximately 0.1% of Cinch MX was transferred from Labinal Investments, Inc., a wholly-owned subsidiary of Safran U.S., to Bel Ventures Inc., a wholly-owned subsidiary of the Registrant.

          The Cinch Companies manufacture a broad range of interconnect products for customers in the military and aerospace, high-performance computing, telecom/datacom, and transportation markets.

          The Registrant has issued a press release describing the acquisition of the Cinch Companies.


Item 9.01   Financial Statements and Exhibits.

          (c)   Exhibits

          Exhibit 99.1 - Press release dated January 29, 2010.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BEL FUSE INC.


                                           By: /s/ Colin Dunn
                                              ----------------------------------
                                               Name:  Colin Dunn
                                               Title: Vice President of Finance

Dated:  January 29, 2010






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                                  EXHIBIT INDEX


          Exhibit 99.1 - Press release dated January 29, 2010.